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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549



                                       FORM 8-K



                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)      October 31, 1997
                                                     --------------------------

                                 PHOTRAN CORPORATION
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                (Exact Name of Registrant as Specified in its Charter)

                                      Minnesota
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                    (State or Other Jurisdiction of Incorporation)

          000-20731                                        41-1697628
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   (Commission File Number)              (I.R.S. Employer Identification No.)

    21875 Grenada Avenue, Lakeville, Minnesota                  55044
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     (Address of Principal Executive Offices)               (Zip Code)

                                    (612) 469-4880
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                 (Registrant's Telephone Number, Including Area Code)

                                    Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

    On October 31, 1997, the Registrant announced that it had filed a lawsuit in Dakota County District Court, Hastings, Minnesota against its former president, David E. Stevenson, accusing him of fraud and asking the court to freeze his assets pending the resolution of a shareholder lawsuit and an investigation currently being conducted by the Securities and Exchange Commission.

    The Registrant also reported that it has reopened an internal investigation into accounting irregularities related to Mr. Stevenson's activities while employed by the Registrant. The Registrant indicated that its investigation is presently focused on certain transactions which may have led to overstated revenues in 1995 and certain other transactions occurring prior to 1996 by which Mr. Stevenson may have paid for stock in the Registrant through overstated capital equipment purchases.

    As a result, the Registrant's previously issued financial statements and related auditors' reports should not be relied on until the investigation can be completed and the Registrant's financial statements can be restated, if necessary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is included with this report on Form 8-K pursuant to Item 601 of Regulation S-B:

        (99) Press Release, dated October 31, 1997, including an announcement of commencement of a lawsuit by the Registrant against its former president alleging fraud. Also including an announcement of potential restatement of previously issued financial statements.


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHOTRAN CORPORATION
                                          (Registrant)


Date:  October 31, 1997           By:     /s/ Paul T. Fink
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                                          Paul T. Fink
                                          Chief Executive Officer


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                                    EXHIBIT INDEX



Exhibit 99 Press Release, dated October 31, 1997, including an announcement of commencement of a lawsuit by the Registrant against its former president alleging fraud. Also including an announcement of potential restatement of previously issued financial statements.


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